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                                                                   EXHIBIT 10.39



                THE ISSUANCE OF THIS NOTE HAS NOT BEEN REGISTERED
              UNDER THE SECURITIES ACT AND NO OFFER OR SALE HEREOF MAY BE MADE BY THE HOLDER HEREOF ABSENT REGISTRATION
               UNDER THE SECURITIES ACT OR AN EXEMPTION THEREFROM.


                                   DATUM INC.


           10.25% SENIOR SECURED SERIES B NOTE DUE SEPTEMBER 27, 2003


No. B-1                                                       September 30, 1996
$12,000,000


         FOR VALUE RECEIVED, the undersigned, Datum Inc. (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to THE PRUDENTIAL INSURANCE COMPANY OF AMERICA or registered assigns, the principal sum of TWELVE MILLION DOLLARS on September 27, 2003, with interest (computed on the basis of a 360-day year--30-day month)
(a) on the unpaid balance thereof at the rate of 10.25% per annum from the date hereof, payable quarterly on the 27th day of March, June, September and December in each year, commencing with the March 27, June 27, September 27 or December 27 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Yield-Maintenance Amount (as defined in the Agreement referred to below), payable quarterly as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 12.25% or (ii) 2.0% over the rate of interest publicly announced by Morgan Guaranty Trust Company of New York from time to time in New York City as its prime rate.

         Payments of principal of, interest on and any Yield-Maintenance Amount payable with respect to this Note are to be made at the main office of Bank of New York in New York City or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America.

         This Note is one of a series of Senior Secured Notes (herein called the "Notes") issued pursuant to a Note and Warrant Purchase Agreement, dated as of September 27, 1996 (herein called the "Agreement"), between the Company and The Prudential Insurance Company of America and is entitled to the benefits thereof. The Notes are secured and guaranteed as contemplated by the Agreement.


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         This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

         The Company agrees to make required prepayments of principal on the dates and in the amounts specified in the Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, on the terms specified in the Agreement.

         In case an Event of Default, as defined in the Agreement, shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Agreement.

         This Note shall be construed and enforced in accordance with the internal law of the State of California.



                                                    DATUM INC.



                                                    By: /s/ David A. Young
                                                       -------------------------
                                                    Its: Chief Financial Officer
                                                        ------------------------



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